UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025

Curanex Pharmaceuticals Inc

(Exact name of registrant as specified in its charter)

Nevada	001-42815	83-0741390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Jericho Plaza, Suite 101B Jericho, NY	11753
(Address of principal executive offices)	(Zip Code)

(718) 673-6078

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CURX	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 5, 2025, Curanex Pharmaceuticals Inc, a Nevada corporation (the “Company”), received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that for the last 30 consecutive business days the closing bid price for the Company’s common stock, par value $0.0001 per share (the “Common Stock”), was below $1.00 per share, which is the minimum closing bid price (the “Minimum Bid Price”) required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Notice”). This Notice has no immediate effect on the listing of the Company’s Common Stock which will continue to trade on The Nasdaq Capital Market under the symbol “CURX”, subject to the Company’s compliance with the other Nasdaq listing requirements.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided a compliance period of 180 calendar days from the date of the Notice, or until May 4, 2026 (the “Compliance Period”), to regain compliance with the Minimum Bid Price requirement. If at any time during the Compliance Period, the closing bid price of the Company’s Common Stock is at least $1.00 per share for a minimum of ten consecutive business days (unless the Nasdaq staff exercises its discretion to extend this ten business day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H)), Nasdaq will provide the Company written confirmation of compliance with the Minimum Bid Price, and the matter will be closed.

If the Company does not regain compliance during the Compliance Period, the Company may be eligible for an additional 180-calendar day period to regain compliance with the Minimum Bid Price, provided that it meets the applicable market value of publicly held shares requirement for continued listing and all other applicable standards for initial listing on The Nasdaq Capital Market (except the Minimum Bid Price requirement), and notifies Nasdaq of its intent to cure the deficiency by effecting a reverse stock split of its Common Stock, if necessary. If Nasdaq determines that the Company is not eligible for an additional 180 calendar days compliance period or the Company will not be able to cure the deficiency with the Minimum Bid Price requirement within the allotted compliance period, the Company’s stock will be subject to delisting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curanex Pharmaceuticals Inc

Date: November 6, 2025	By:	/s/ Jun Liu
	Name:	Jun Liu
	Title:	Chief Executive Officer